UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014

R. G. BARRY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio 43147

(Address of principal executive offices) (Zip Code)

(614) 864-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Form 25 (“Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934”) filed by R. G. Barry Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 25, 2014 will be effective on September 4, 2014. The Company’s common shares, par value $1.00 per share, and the associated Series II Junior Participating Class A Preferred Shares, par value $1.00 per share (collectively, the “Shares”), were delisted from the NASDAQ Global Market (“NASDAQ”) at the close of market on September 3, 2014. Upon effectiveness of the Form 25 filing, the Company also intends to file, on September 4, 2014, a Form 15 (“Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934”) with the SEC to terminate the registration of the Shares under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to notify the SEC of the automatic suspension of its public reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. As of the date of the Company’s filing of the Form 15, its obligation to file certain reports under the Exchange Act, including Forms 10-K, 10-Q and 8-K, will be immediately suspended, and other filing requirements will terminate upon the effectiveness of the deregistration, which should occur 90 days after the filing of the Form 15.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, the Company entered into an Agreement and Plan of Merger, dated May 1, 2014 (the “Merger Agreement”), with MRGB Hold Co., an affiliate of Mill Road Capital, a private equity firm, and MRVK Merger Co., a wholly-owned subsidiary of MRGB Hold Co., which contemplates the merger of MRVK Merger Co. with and into the Company, with the Company surviving as a wholly-owned subsidiary of MRGB Hold Co. (the “Merger”).

On September 3, 2014, at a Special Meeting of Shareholders of the Company (the “Special Meeting”), the Company’s shareholders voted to (1) adopt the Merger Agreement, (2) approve adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement and (3) approve, on a non-binding, advisory basis, the “golden parachute compensation” payable to the named executive officers of the Company in connection with the Merger.

The adoption of the Merger Agreement required the affirmative vote of the holders of a majority of the outstanding common shares, par value $1.00 per share, of the Company (the “Common Shares”) that were entitled to vote at the Special Meeting. Holders of approximately 68.3% of the outstanding Common Shares entitled to vote at the Special Meeting voted in favor of the adoption of the Merger Agreement, representing approximately 95.3% of the votes cast.

The approval of adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement required the affirmative vote of a majority of Common Shares present in person or represented by proxy at the Special Meeting that were entitled to vote on the matter. Holders of approximately 92.4% of the outstanding Common Shares present in person or represented by proxy at the Special Meeting that were entitled to vote on the matter voted in favor of the approval of adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

The approval, on a non-binding, advisory basis, of the “golden parachute compensation” payable to the named executive officers of the Company in connection with the Merger required the affirmative vote of a majority of Common Shares present in person or represented by proxy at the Special Meeting that were entitled to vote on the matter. Holders of approximately 86.2% of the outstanding Common Shares present in person or represented by proxy at the Special Meeting that were entitled to vote on the matter voted in favor of the approval, on a non-binding, advisory basis, of the “golden parachute compensation” payable to the named executive officers of the Company in connection with the Merger.

Item 8.01	Other Events.

On September 3, 2014, the Company filed a Certificate of Merger with the Secretary of State of the State of Ohio, pursuant to which MRVK Merger Co. merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of MRGB Hold Co.

Under the terms of the Merger Agreement, at the effective time of the Merger:

•	each Common Share (other than those shares owned by the Company, MRGB Hold Co. or MRVK Merger Co. and any shares as to which shareholders of the Company have properly exercised dissenting shareholders’ rights pursuant to Ohio law) was cancelled and converted into the right of the holder to receive $19.00 in cash, without interest and less any applicable withholding taxes;

•	each outstanding stock option under the Company’s equity compensation plans, whether or not vested or exercisable, to acquire Common Shares was cancelled and converted into the right of the holder to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (i) the total number of Common Shares covered by the option, and (ii) the excess, if any, of $19.00 over the per share exercise price of the option;

•	each outstanding and unvested performance-based share unit (or equivalent cash award that is denominated in Common Shares) was adjusted under the applicable plan and award agreement and became fully vested, and all vested but unpaid performance-based share units (and equivalent cash awards) were cancelled and converted into the right of the holder to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (i) $19.00, and (ii) the number of Common Shares underlying the performance-based share unit (or share equivalents underlying a performance-based cash award);

•	each outstanding and unvested time-based share unit became fully vested, and all vested but unpaid time-based share units were cancelled and converted, without adjustment, into the right of the holder to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (i) $19.00, and (ii) the number of Common Shares subject to the time-based share unit; and

•	all account balances under our deferred compensation plans that represent deemed investments in our shares were converted into the right of the holder to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (i) $19.00, and (ii) the number of Common Shares previously deemed invested in such account, together with any additional amounts accrued pursuant to dividend equivalent rights.

The foregoing description of the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 1, 2014, by and among R. G. Barry Corporation, MRGB Hold Co. and MRVK Merger Co. (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated May 1, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION

September 3, 2014	By:	/s/ Greg A. Tunney
Greg A. Tunney
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 1, 2014, by and among R. G. Barry Corporation, MRGB Hold Co. and MRVK Merger Co. (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated May 1, 2014).